UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest
               Event Reported): December 19, 2003
                                -----------------


                   ENNIS BUSINESS FORMS, INC.
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      (Exact name of registrant as specified in its charter)


          TEXAS                  1-5807          75-0256410
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 (State or other Jurisdiction  (Commission   (I. R. S. Employer
      of incorporation)        File Number)  Identification No.)



1510 N. Hampton Suite 300, DeSoto, Texas            75115
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(Address of principal executive offices)          (Zip Code)


                         (972) 228-7801
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     (Registrant's telephone number, including area code)

                            No Change
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  (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

               99   Press   release  dated  December  19,   2003,
                    announcing third quarter operating results.

Item 9.   Regulation FD Disclosure
          ------------------------
          The following information is furnished pursuant to Item
          9, "Regulation FD Disclosure", and Item 12, "Disclosure of Results of Operations and Financial Condition."

          On December 19, 2003, Ennis Business Forms, Inc. issued a press release announcing its third quarter operating results. A copy of the press release is filed as
          Exhibit  99  hereto  and  is  incorporated  herein   by
          reference.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ENNIS BUSINESS FORMS, INC.



Date:  December 22, 2003        /s/ Harve Cathey
       ------------------       -------------------------------
                                Harve Cathey
                                Vice President - Finance and
                                CFO, Secretary,
                                Principal Financial and
                                Accounting Officer